[CRIIMI MAE CMBS CORP.
                       Mortgage Pass-Through Certificates]

                    [CRIIMI MAE COMMERCIAL MORTGAGE TRUST [I]
                      Collateralized Mortgage Obligations]
                                  Series _____

                             UNDERWRITING AGREEMENT

                                                         _________________, 19__

[Lead Underwriter's name and address]

Ladies and Gentlemen:

            [CRIIMI MAE CMBS Corp., a Delaware corporation (the "Company")][CRIIMI MAE Commercial Mortgage Trust [I], a Delaware business trust (the "Issuer") established by CRIIMI MAE CMBS Corp., a Delaware corporation (the "Company")], proposes, subject to the terms and conditions stated herein (this "Agreement"), to sell to the underwriters named in Schedule I hereto (the "Underwriters"; provided, however, that if you are the only underwriter named in
Schedule I, then the terms "Underwriter" and "Underwriters" shall refer solely to you) the respective classes (each a "Class") of its [Mortgage Pass-Through Certificates] [Collateralized Mortgage Obligations], Series ___ , as specified in Schedule II hereto (the "Offered Securities"), to be issued pursuant to a [Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be dated as of __________, 19__ (the "Cut-off Date"), among the Company, as depositor, ______________________, as master servicer (the "Master Servicer"), ____________, as special servicer (the "Special Servicer") and ____________, as trustee (in such capacity, the "Trustee") and REMIC administrator (in such capacity, the "REMIC Administrator")] [Terms Indenture, dated as of _________, 199_ (the "Terms Indenture"), between ___________________, as owner trustee (the "Owner Trustee"), on behalf of the Issuer, and ____________________, as indenture trustee (the "Indenture Trustee") on behalf of holders of the Securities (as defined below), which Terms Indenture incorporates by reference the Company's Standard Indenture Provisions, dated as of __________, 199_ (the "Standard Indenture Provisions"; and, the Terms Indenture, as it incorporates the Standard Indenture Provisions, the "Indenture")]. The Offered Securities, together with the Class ___ Securities and Class ___ Securities issued simultaneously therewith (together with the Offered Securities, the "Securities"), will [evidence undivided interests in a trust fund (the "Trust Fund") to be established by the Company pursuant to the Pooling and Servicing Agreement][constitute non-recourse obligations of the Company secured by a pledge of a trust estate (the "Trust Estate") consisting of all rights, money, instruments, securities and other property, including all proceeds thereof, which are subject to, or intended to be subject to, the lien of the

Indenture for the benefit of holders of the Securities, including without limitation certain collateral (the "Collateral")]. [[Three] real estate mortgage investment conduit ("REMIC") elections are to be made with respect to the Trust Fund with the resulting REMICs being referred to as ["REMIC I", "REMIC II" and "REMIC III"], respectively].

            [The Trust Fund] [The Collateral] will consist primarily of a pool (the "Pool") of [specify general characteristics of the Mortgage Loans] mortgage loans (the "Mortgage Loans") [transferred by the Company to the Trust Fund and set forth in a schedule attached to the Pooling and Servicing Agreement] [transferred by the Company to the Owner Trustee, on behalf of the Issuer, pursuant to a Deposit Trust Agreement, dated as of _________, 199__ (the "Deposit Trust Agreement"), between the Company and the Owner Trustee, and pledged by the Issuer, to the Indenture Trustee, on behalf of the holders of the Securities, pursuant to the Indenture (to which is attached a schedule of the Mortgage Loans)]. The Mortgage Loans will be acquired by the Company pursuant to a Mortgage Loan Purchase and Sale Agreement dated as of ___________, 199___ (the "Mortgage Loan Purchase Agreement"), between the Company, as purchaser, and _______________, as seller (the "Mortgage Loan Seller"). [The Mortgage Loans will be serviced and administered pursuant to a Servicing and Administration Agreement, dated as of __________, 199__ (the "Servicing and Administration Agreement"), among the Owner Trustee, on behalf of the Issuer, _____________, as master servicer (the "Master Servicer"), _____________, as special servicer (the "Special Servicer"), and the Indenture Trustee, for the benefit of the holders of the Securities. Certain administrative services will be provided to the Issuer by ____________ (the "General Administrator") pursuant to a General Administration Agreement, dated as of ___________, 199__ (the "General Administration Agreement"), between the General Administrator and the Owner Trustee, on behalf of the Issuer.]

            The [Pooling and Servicing Agreement][Indenture], the Mortgage Loan Purchase Agreement [, the Deposit Trust Agreement, the Servicing and Administration Agreement, the General Administration Agreement] and this Agreement are sometimes referred to herein collectively as the "Transaction Documents". Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the [Pooling and Servicing Agreement][Indenture].

            The Offered Securities are described more fully in the Basic Prospectus and the Prospectus Supplement (each of which terms is defined below) which the Company is furnishing to you.

            1. Representations and Warranties. [(a)] The Company represents and warrants to, and agrees with, each Underwriter that:

            [(a)] [(i)] The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (No. 333-33877) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of the Offered Securities, which registration statement has become effective and copies of which have heretofore been delivered to you. Such registration statement meets the requirements set forth in Rule 415(a)(1) under the Securities Act and complies in all other material respects with such Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act a supplement, dated the date specified in Schedule II hereto, to the prospectus dated the date specified in Schedule II hereto, relating to the Offered Securities and the method of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Offered Securities set forth therein. Such registration statement, including the exhibits thereto [and the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), on Form T-1 ("Form T-1")], as amended at the date hereof is hereinafter referred to as the "Registration Statement"; such prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 under the Securities Act, is hereinafter referred to as the "Basic Prospectus"; such supplement to the Basic Prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424 of the Securities Act, is hereinafter referred to as the "Prospectus Supplement"; and the Basic Prospectus and the Prospectus Supplement together are hereinafter referred to as the "Prospectus". Any preliminary form of the Prospectus Supplement which has heretofore been filed pursuant to Rule 402(a) of the Securities Act or Rule 424 is hereinafter referred to as a "Preliminary Prospectus Supplement". The Company will not, without your prior consent, file any other amendment to the Registration Statement or make any change in the Basic Prospectus or the Prospectus Supplement until after the end of the period during which a prospectus is required to be delivered to purchasers of the Offered Securities under the Securities Act. The Company[, as depositor with respect to the Trust Fund,] will file with the Commission within fifteen days following the issuance of the Offered Securities a report on Form 8-K setting forth specific information concerning the Offered Securities (the "Form 8-K").

            [(b)] [(ii)] As of the date hereof, when the Registration Statement became effective, when the Prospectus Supplement is first filed pursuant to Rule 424 under the Securities Act, when, prior to the Closing Date (as defined in Section 3 hereof), any other amendment to the Registration Statement becomes effective, when any supplement to the Prospectus Supplement is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Securities Act [and the Trust Indenture Act] and the [respective] rules and regulations promulgated thereunder [, (ii) the Standard Indenture Provisions conforms in all material respects, and when executed the Terms Indenture will conform in all material respects, to the requirements of the Trust Indenture Act and rules thereunder and (iii)] [and (ii)] the Registration Statement, as amended as of any such time, did not and will not contain any untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, as amended or supplemented as of any such time, did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof, [or] (B) the information contained in or omitted from any Current Report (as defined in Section 5(b) hereof), or any amendment thereof or supplement thereto, incorporated by reference in the Registration Statement or the Prospectus (or any amendment thereof or supplement thereto) [or (C) that part of the Registration Statement that shall constitute Form T-1].

            [(c)] [(iii)] The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement and each other Transaction Document to which it is [to be] a party, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

            [(d)] [(iv)] The Company is not aware of (i) any request by the Commission for any further amendment of the Registration Statement or the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

            [(e)] [(v)] At or prior to the Closing Date, the Company will have entered into the [Pooling and Servicing Agreement] [Deposit Trust Agreement] and the Mortgage Loan Purchase Agreement; this Agreement has been duly authorized, executed and delivered by the Company, and each other Transaction Document to which the Company is [to be] a party, when delivered by the Company, will have been duly authorized, executed and delivered by the Company, and this Agreement and such other Transaction Document will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally, (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provisions of this Agreement which purport to provide indemnification from securities law liabilities.

            [(f)] [(vi)] The Offered Securities [and the Pooling and Servicing Agreement][, the Deposit Trust Agreement and the Indenture] conform in all material respects to the descriptions thereof contained in the Prospectus; the Offered Securities [are "mortgage related securities" as such term is defined in
Section 3(a)(41) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), [and have been duly and validly authorized by the Company, and will, when duly and validly executed and authenticated by the Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Pooling and Servicing Agreement, be entitled to the benefits of the Pooling and Servicing Agreement].

            [(g)] [(vii)] As of the Closing Date, the representations and warranties of the Company set forth in Section ___ of the [Pooling and Servicing Agreement] [Deposit Trust Agreement] will be true and correct.

            [(h)] [(viii)] Neither the issuance and sale of the Offered Securities, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of any of the terms of this Agreement or any other Transaction Document, will result in the breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it is bound, or any statute, order or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Company to perform its obligations under this Agreement and the other Transaction Documents to which it is [to be] a party.

            [(i)] [(ix)] There are no actions or proceedings against, or investigations of, the Company pending, or, to the knowledge of the Company, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, any other Transaction Document to which it is [to be] a party or the Offered Securities, (ii) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document,
(iii) which might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, any other Transaction Document or the Offered Securities or (iv) seeking to affect adversely the federal income tax attributes of the Offered Securities described in the Prospectus.

            [(j)] [(x)] There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Company since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Company to perform its obligations under this Agreement or any other Transaction Document to which it is [ to be] a party.

            [(k)] [(xi)] Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement and the other Transaction Documents to which the Company is [to be] a party and the execution, delivery and sale of the Offered Securities (other than any related income taxes) have been or will be paid at or prior to the Closing Date.

            [(b) The Issuer represents and warrants to, and agrees with, each Underwriter that:

            (i) The Issuer is a business trust, duly organized, validly existing and in good standing under the laws of the State of _____________ with full power and authority (corporate and other) to own its properties and conduct its business, as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is [to be] a party, and is conducting its business so as to comply in all material respects with all applicable statutes, ordinances, rules and regulations of the jurisdictions in which it is conducting business.

            (ii) At or prior to the Closing Date, the Issuer will have entered into the Indenture, the Servicing and Administration Agreement and the General Administration Agreement; this Agreement has been duly authorized, executed and delivered by the Issuer, and each other Transaction Document to which it is [to be] a party, when delivered by the Issuer, will have been duly authorized, executed and delivered by the Issuer, and this Agreement and the other Transaction Documents to which the Issuer is [to be] a party will constitute valid and binding agreements of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally and
(ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (iii) The Offered Securities, the Indenture and the Servicing and Administration Agreement conform in all material respects to the descriptions thereof contained in the Prospectus; the Offered Securities [are "mortgage related securities" as such term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and] have been duly and validly authorized by the Issuer, and will, when duly and validly executed by the Issuer and authenticated by the Indenture Trustee and delivered to and paid for by the Underwriters in accordance with this Agreement and the Indenture, constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally and (ii) general principles of equity, whether enforcement is considered in a proceeding in equity or at law.

            (iv) As of the Closing Date, the representations and warranties of the Issuer set forth in Section [20] of the Terms Indenture will be true and correct.

            (v) Neither the issuance and sale of the Offered Securities, nor the consummation of any other of the transactions contemplated herein, nor the fulfillment of any of the terms of the this Agreement or any other Transaction Document to which the Issuer is [to be] a party, will result in the breach of any term or provision of the certificate of trust [or by-laws] of the Issuer [or the Deposit Trust Agreement] or conflict with, result in a material breach, violation or acceleration of or constitute a default under, the terms of any indenture or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which it is bound, or any statute, order or regulation applicable to the Issuer or any of its subsidiaries of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer or any of its subsidiaries. Neither the Issuer nor any of its subsidiaries is a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects the ability of the Issuer to perform its obligations under this Agreement or any other Transaction Document to which the Issuer is [to be] a party.

            (vi) There are no actions or proceedings against, or investigations of, the Issuer pending, or, to the knowledge of the Issuer, threatened, before any court, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, any other Transaction Document to which it is [to be] a party or the Offered Securities, (ii) seeking to prevent the issuance of the Offered Securities or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (iii) which might materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Agreement, any other Transaction Document to which it is [to be] a party or the Offered Securities or (iv) seeking to affect adversely the federal income tax attributes of the Offered Securities described in the Prospectus.

            (vii) There has not been any material adverse change in the business, operations, financial condition, properties or assets of the Issuer since the date of its latest audited financial statements which would have a material adverse effect on the ability of the Issuer to perform its obligations under this Agreement or the other Transaction Documents to which it is [to be] a party.

            (viii) Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement and the other Transaction Documents to which the Issuer is [to be] a party and the execution, delivery and sale of the Offered Securities (other than any related income taxes) have been or will be paid at or prior to the Closing Date.]

            2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the [Company] [Issuer] agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the [Company] [Issuer], the principal or notional amount of [each Class of] the Offered Securities set forth opposite each such Underwriter's name in Schedule I hereto.

            The purchase price for [each Class of the Offered Securities as a percentage of the aggregate principal (or notional) amount thereof] as of the Closing Date (as defined below) is set forth in Schedule II hereto. There will be added to the purchase price of the Offered Securities interest in respect of [each Class of] the Offered Securities at the interest rate applicable [to such Class] from the Cut-off Date to but not including the Closing Date.

            3. Delivery and Payment. The closing for the purchase and sale of the Offered Securities contemplated hereby (the "Closing"), shall be made at the date, location and time of delivery set forth in Schedule II hereto, or such later date as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the [Company] [Issuer] or as provided in Section 10(b) hereof (such date, location and time of delivery and payment for the Offered Securities being herein referred to as the "Closing Date"). Delivery of the Offered

Securities will be made in book-entry form through the facilities of The Depository Trust Company ("DTC"). Each class of Offered Securities will be represented by one or more definitive global certificates to be deposited by or on behalf of the [Company][Issuer] with DTC. Delivery of the Offered Securities shall be made to the several Underwriters against payment by the several Underwriters of the purchase price thereof to or upon the order of the [Company] [Issuer] by wire transfer of immediately available funds or by such other method as may be acceptable to the [Company] [Issuer]. The Offered Securities shall be registered in such names and in such denominations as the Underwriters may request not less than three full business days in advance of the Closing Date.

            The [Company] [Issuer] agrees to have the Offered Securities available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 p.m. on the business day prior to the Closing Date.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

            5. Agreements. The Company [or the Issuer (as set forth below)] agrees with the several Underwriters that:

            (a) The Company will promptly advise the Underwriters (i) when, during any period that a prospectus relating to the Offered Securities is required to be delivered under the Securities Act, any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus or for any additional information affecting or in respect of the Offered Securities, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement affecting the Offered Securities or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object until after the period in which a prospectus is required to be delivered to purchasers of the Offered Securities under the Securities Act. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 424 under the Securities Act by means reasonably calculated to result in filing with the Commission pursuant to said Rule. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) The Company will cause any Computational Materials and Structural Term Sheets (each as defined in Section 9 below) with respect to the Offered Securities that are delivered by an Underwriter to the Company pursuant to Section 9 to be filed with the Commission on a Current Report on Form 8-K (a "Current Report") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and ABS Term Sheets are delivered to counsel for the Company by an Underwriter prior to 10:30 a.m. and (ii) the date on which this Agreement is executed and delivered. The Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Securities that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. In addition, if at any time prior to the availability of the Prospectus Supplement, the Underwriters have delivered to any prospective investor a subsequent Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriters and the Company, a material change in the characteristics of the Mortgage Loans from those on which a Collateral Term Sheet with respect to the Offered Securities previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriters to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriters prior to 10:30 a.m. In each case, the Company will promptly advise the Underwriters when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the Prospectus and the Registration Statement. Notwithstanding the five preceding sentences, the Company shall have no obligation to file any materials provided by the Underwriters pursuant to Section 9 which, in the reasonable determination of the Company, are not required to be filed pursuant to the Kidder Letters or the PSA Letter (each as defined in Section 9 below), or contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials or ABS Term Sheets (as defined in Section 9 below) provided by the Underwriters to the Company pursuant to Section 9 hereof. The Company shall give notice to the Underwriters of its determination not to file any materials pursuant to the preceding sentence and agrees to file such materials if the Underwriters reasonably object to such determination within one business day after receipt of such notice.

            (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the rules under the Securities Act, the Company promptly will prepare and file with the Commission, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, will use its best efforts to cause such amendment of the Registration Statement to be made effective as soon as possible; provided, however, that the

Company will not be required to file any such amendment or supplement with respect to any Computational Materials or ABS Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or ABS Term Sheets that are furnished to the Company pursuant to Section 9 hereof which the Company determines to file in accordance therewith.

            (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer relating to the Offered Securities may be required by the Securities Act, as many copies of the Basic Prospectus, the Preliminary Prospectus Supplement, if any, and the Prospectus Supplement and any amendments and supplements thereto as the Underwriters may reasonably request.

            [(e) The [Company] [Issuer] agrees that, so long as the Offered Securities shall be outstanding, it will cause the [Trustee] [Indenture Trustee] to deliver to the Underwriters the annual statement[s] as to compliance and the annual statement[s] of a firm of independent public accountants, furnished to the [Trustee] [Indenture Trustee] by the Master Servicer [and the Special Servicer] pursuant to Section[s] ______ of the [Pooling and Servicing Agreement] [Servicing and Administration Agreement], as soon as such statements are furnished to the [Trustee] [Indenture Trustee].

            (f) The [Company] [Issuer] will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Securities for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualification in effect so long as required for the distribution of the Offered Securities; provided, however, that neither the Company nor the Issuer shall be required, nor shall the Company be required to cause the Issuer, to qualify to do business in any jurisdiction where such Person is not now so qualified or to take any action that would subject such Person to general or unlimited service of process in any jurisdiction where such Person is not now so subject.

            [(g) The Company will pay all costs and expenses in connection with the transactions contemplated hereby, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Transaction Documents and the Offered Securities; accounting fees and disbursements; the costs and expenses in connection with the qualification or exemption of the Offered Securities under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any Blue Sky Survey and in connection with any determination of the eligibility of the Offered Securities for investment by institutional investors and the preparation of any Legal Investment Survey; the expenses of printing any such Blue Sky Survey and Legal Investment Survey; the costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Basic Prospectus, the Preliminary Prospectus Supplement, if any, and the Prospectus Supplement, the preparation and printing of this Agreement, the furnishing to the Underwriters of such copies of each Preliminary Prospectus Supplement, if any, and Prospectus Supplement as the Underwriters may reasonably request and the fees of rating agencies. [Except as provided in Section 7 hereof, the] [The] Underwriters shall be responsible for paying all costs and expenses incurred by them in connection with their purchase and sale of the Offered Securities, including the fees of counsel to any Underwriter.]

            6. Conditions to the Obligations to the Underwriters. The obligations of the Underwriters to purchase the Offered Securities as provided in this Agreement shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company [and the Issuer] contained herein as of the date hereof and the Closing Date, to the accuracy in all material respects of the statements of the Company [and the Issuer] made in any certificates pursuant to the provisions hereof, to the performance in all material respects by [each of] the Company [and the Issuer] of its obligations hereunder and to the following additional conditions with respect to the Offered
Securities:

            (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Prospectus Supplement shall have been filed with the Commission within the time period prescribed by the Commission.

            (b) The Company [and the Issuer] shall [each] have delivered to you a certificate, dated the Closing Date, of any of [the respective] [list applicable executives] of the Company [and the Issuer] to the effect that the signer of such certificate has carefully examined this Agreement and the Prospectus and that: (i) to the best of his knowledge, (A) the representations and warranties of the Company [and the Issuer, as applicable,] in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (B) the Company [and the Issuer] has in all material respects complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, and (C) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's [and the Issuer's,] knowledge, threatened; and (ii) nothing has come to his/her attention that would lead him/her to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) The Underwriters shall have received from [Sidley & Austin], counsel for the Company [and the Issuer], a favorable opinion, dated the Closing Date and reasonably satisfactory in form and substance to counsel for the Underwriters, to the effect that:

            (i) Each of this Agreement and each other Transaction Document to which the Company [or the Issuer] is a party has been duly executed and delivered by the Company [and the Issuer, as applicable,] under the law of the State of New York;

            (ii) Each of this Agreement [and the Pooling and Servicing Agreement] [, the Deposit Trust Agreement, the Indenture and the Servicing and Administration Agreement] is a legal, valid and binding agreement of the Company [and the Issuer, as applicable,] enforceable against [each of] the Company [and the Issuer] in accordance with its terms, except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law, and (C) in the case of this Agreement, public policy considerations underlying the securities laws to the extent that the same limit the enforceability of the provisions of this Agreement that purport or are construed to provide indemnification with respect to securities law violations;

            (iii) The Offered Securities, when duly executed, authenticated and delivered in accordance with the [Pooling and Servicing Agreement] [Indenture] and paid for in accordance with this Agreement, will be validly issued and outstanding and [entitled to the benefits of the Pooling and Servicing Agreement] [constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or similar laws affecting the rights of creditors generally and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law];

            (iv) The [Pooling and Servicing Agreement is not required to be] [Indenture is] qualified under the Trust Indenture Act and [the trust created thereunder] [the Issuer] is not required to be registered under the Investment Company Act of 1940, as amended;

            (v) [(Based solely upon telephonic confirmation from a representative of the Commission)] the Registration Statement is effective under the Securities Act and, to the best of such counsel's knowledge, no stop order with respect thereto has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission under the Securities Act; such Registration Statement (except the financial statements and schedules and other financial and statistical data included therein and the documents incorporated by reference therein, as to which such counsel need express no view), at the time it became effective and the Prospectus (except the financial statements and schedules and the other financial and statistical data included therein and the documents incorporated by reference therein, as to which such counsel need express no view), as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder;

            (vi) The statements set forth under the heading "Description of the [conform to actual description of Offered Securities in the Prospectus]" in the Prospectus, insofar as such statements purport to summarize certain provisions of the [Pooling and Servicing

      Agreement] [Indenture], the other Transaction Documents and the Offered Securities, provide a fair summary of such provisions;

            (vii) The statements set forth in the Prospectus under the headings "Material Federal Income Tax Consequences" (insofar as they relate specifically to the purchase, ownership and disposition of the Offered Securities) and "ERISA Considerations" (insofar as they relate specifically to the purchase, ownership and disposition of the Offered Securities), to the extent that they describe certain matters of law or legal conclusions, provide a fair and accurate summary of such law or conclusions; and

            [(viii) assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, each of [REMIC I, REMIC II and REMIC III] will qualify as a REMIC pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), each Class of Securities other than the Securities identified in the Prospectus Supplement as REMIC Residual Securities, will constitute a class of "regular interests" in a REMIC within the meaning of the Code, and each Class of Securities identified in the Prospectus Supplement as a Class of REMIC Residual Securities will constitute the "residual interest" in a REMIC within the meaning of the Code. ]

            Such opinion (a) may express its reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the other Transaction Documents, (b) may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Company [and the Issuer], and (c) may be qualified as an opinion only on the law of the State of New York, the federal law of the United States of America and the General Corporation Law of the State of Delaware.

            Based on such counsel's participation in conferences with officers and other representatives of the Company [and the Issuer] and of the Master Servicer, the Special Servicer, the [Trustee][Indenture Trustee, the Owner Trustee, the General Administrator] [, the REMIC Administrator], the Underwriters and their respective counsel, at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel need not pass upon or assume responsibility for the actual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs [(vi) and (vii)] above) and need not make an independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing, such counsel shall also confirm that nothing has come to the attention of such counsel that would lead such counsel to believe that the Registration Statement (which for purposes of such opinion shall not be deemed to include any exhibits filed therewith or documents or information incorporated by reference therein), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of the date of the Prospectus Supplement and at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than financial statements, schedules and other numerical, accounting, financial and statistical data or other information of that nature and the documents incorporated therein and the information included under the caption "Method of Distribution" contained in the Registration Statement, any amendment thereof and the Prospectus, as to which such counsel need express no opinion). Insofar as questions of materiality are involved in the foregoing opinion, such counsel may as to factual matters necessary to the determination of materiality rely upon certificates and other information provided by officers and other representatives to the Company [and the Issuer] and as to determinations of materiality, may seek in the first instance and rely where such counsel concludes such reliance is justifiable, on the view of officers and other representatives of the Company [and the Issuer].

            (d) The Underwriters shall have received from [Sidley & Austin] a favorable opinion, dated the Closing Date and satisfactory in form and substance to counsel for the Underwriters, to the effect that:

            (i) [(1)] The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby [, and (2) the Issuer is a business trust, duly organized, validly existing and in good standing under the laws of the State of ___________ and has full power and authority to enter into and perform its obligations under the Indenture and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby].

            (ii) Neither the offer, sale and issuance of the Offered Securities nor the consummation of any other of the transactions contemplated in this Agreement or any other Transaction Document will conflict with or result in a breach or violation of any term or provision of, or constitute a default (or an event which with the passing of time or notification, or both, would constitute a default), under the certificate of incorporation or by-laws of the Company [or the certificate of trust [or by-laws] of the Issuer [or the Deposit Trust Agreement], as applicable,] or, to the knowledge of such counsel, any indenture or other agreement or instrument to which the Company [or the Issuer, as applicable,] is a party or by which it is bound, or any State of New York, State of Delaware or federal statute or regulation applicable to the Company [or the Issuer, as applicable,] or, to the knowledge of such counsel, any order of any State of New York, State of Delaware or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company [or the Issuer].

            (iii) To the knowledge of such counsel, there are no material contracts, indentures or other documents of the Company [or the Issuer] required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

            (iv) There is no pending or, to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company [or the Issuer] of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required.

            (v) No consent, approval, authorization or order of any State of New York, State of Delaware or federal court or governmental agency or body is required for the consummation by the Company [and the Issuer, as applicable,] of the transactions contemplated by this Agreement and the other Transaction Documents, except (i) such as have been obtained under the Securities Act and (ii) such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and the offer and sale of the Offered Securities by any Underwriter, as to which such counsel need express no opinion.

            Such opinion (a) may express counsel's reliance as to factual matters on certificates of government and agency officials and the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement and the other Transaction Documents and (b) may be qualified as an opinion only on the law of the State of New York, the General Corporation Law of the State of Delaware and the federal law of the United States of America.

            (e) The Underwriters shall have received, with respect to each of the Master Servicer, the Special Servicer [, the REMIC Administrator] and the [Trustee][Indenture Trustee, the Owner Trustee, the General Administrator], as applicable, a favorable opinion of counsel, dated the Closing Date, addressing the valid existence of such party under the laws of the jurisdiction of its organization, the due authorization, execution and delivery by such party of each Transaction Document to which it is a party and, subject to the same limitations as set forth in Section 6(c)(ii), the enforceability against such party of each such Transaction Document. Such opinion may express its reliance as to factual matters on representations and warranties made by, and on certificates or other documents furnished by officers and/or authorized representatives of parties to, this Agreement and the other Transaction Documents and on certificates furnished by public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the party on behalf of which such opinion is being rendered. Such opinion may be qualified as an opinion only on the [law under which the respective entity is organized (if relevant)], the laws of each state in which the writer of the opinion is admitted to practice law and the federal law of the United States.

            (f) The Underwriters shall have received from ____________, counsel for the Underwriters, a favorable opinion, dated the Closing Date and satisfactory in form and substance to the Underwriters.

            (g) The Underwriters shall have received from ________________ certified public accountants, a letter dated the Closing Date and satisfactory in form and substance to the Underwriters and counsel for the Underwriters [stating in effect that using the assumptions and methodology used by the Company, all of which shall be described in such letter, they have recalculated such numbers and percentages set forth in the Prospectus as the Underwriters may reasonably request and as are agreed to by _________________, compared the results of their calculations to the corresponding items in the Prospectus, and found each such number and percentage set forth in the Prospectus to be in agreement with the results of such calculations]. [To the extent historical financial information with respect to the Company and/or historical financial, delinquency or related information with respect to one or more servicers is included in the Prospectus, such letter or letters shall also relate to such information.]

            (h) The Offered Securities listed on Schedule II hereto shall have been rated as indicated on such schedule by the rating agency or agencies indicated.

            (i) All proceedings in connection with the transactions contemplated by this Agreement, and all documents incident hereto and thereto, shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, and the Underwriters and counsel for the Underwriters shall have received such additional information, certificates and documents as they may reasonably request.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided by this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company [and the Issuer] in writing, or by telephone, telegraph or telecopier confirmed in writing.

            [7. Reimbursement of Underwriters' Expenses. If the sale of any Offered Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company [or the Issuer] to perform any agreement herein or comply with any provision hereof, other than by reason of a default by any of the Underwriters, the Company [and the Issuer, severally and not jointly] will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Offered Securities.]

            8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any part of the Registration Statement when such part became effective, or in the Registration Statement, any Preliminary Prospectus Supplement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets (as defined in Section 9 below) in respect of which the Company agrees to indemnify any Underwriter or any such controlling person, as set forth below, when such are read in conjunction with the Prospectus) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, or action; provided, however, (i) that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company by any Underwriter directly or through another Underwriter specifically for use in the preparation thereof or
(B) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) directly from an error (a "Collateral Error") in the information concerning the characteristics of the Mortgage Loans furnished by the Company to an Underwriter in writing or by electronic transmission that was used in the preparation of either (x) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials (or amendments or supplements) were based, (ii) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Offered Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented) and (iii) such indemnity with respect to any Collateral Error shall not inure to the benefit of any Underwriter (or any person controlling any Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational Materials or ABS Term Sheets (or any written or electronic materials on which the Computational Materials or ABS Term Sheets are based) that were prepared on the basis of such Collateral Error, if, prior to the time of confirmation of the sale of the applicable Offered Securities to such person, the Company notified such Underwriter in writing of the Collateral Error or provided in written or electronic form information superseding or correcting such Collateral Error (in any such case, a "Corrected Collateral Error"), and such Underwriter failed to notify such person thereof or to deliver to such person corrected Computational Materials (or underlying written or electronic materials) or ABS Term Sheets. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of the officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to (A) written information relating to such Underwriter furnished to the Company by an Underwriter directly or through another Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity, or (B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) delivered to prospective investors by such Underwriter and furnished to the Company by such Underwriter pursuant to or as contemplated by Section 9 and incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Collateral Error, other than a Corrected Collateral Error). This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in _____________________________ and under the heading "Method of Distribution" in any Preliminary Prospectus Supplement or the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity (other than any Computational Materials or ABS Term Sheets furnished to the Company by any Underwriter), and each Underwriter confirms that such statements are correct. [Any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by a particular Underwriter shall relate exclusively to and be the several responsibility of such Underwriter and no other Underwriter.]

            (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party (which may be counsel representing the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) above as follows:

            (i) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof), in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Offered Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Offered Securities) be responsible under this subparagraph (i) for any amount in excess of the underwriting discount applicable to the Offered Securities purchased by such Underwriter hereunder; and

            (ii) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Terms Sheets (or any amendments or supplements thereof) or in any written or electronic materials on which the Computational Materials are based, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials or ABS Term Sheets (or any amendments or supplements thereof or such written or electronic materials) results from information prepared by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            Notwithstanding anything to the contrary in this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the preceding sentence of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

            9. Computational Materials and ABS Term Sheets. (a) Not later than 10:30 a.m., New York City time, on the date hereof, the Underwriters shall deliver to the Company and its counsel, as provided below, five complete copies of all materials provided by the Underwriters to prospective investors in the Offered Securities which constitute either (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters") or (ii) "ABS Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and together with the Kidder Letters, the "No-Action Letters"), if the filing of such materials with the Commission is a condition of the relief granted in such letters and, in the case of any such materials that constitute "Collateral Term Sheets" within the meaning of the PSA Letter, such Collateral Term Sheets have not previously been delivered to the Company as contemplated by
Section 9(b)(i) below. For purposes of this Agreement, "Structural Term Sheets" shall have the meaning set forth in the PSA Letter. Each delivery of Computational Materials and/or ABS Term Sheets to the Company pursuant to this paragraph (a) shall be effected by delivering four copies of such materials to counsel for the Company on behalf of the Company at the address specified in
Section 13 hereof and one copy of such materials to the Company.

            (b) Each underwriter represents and warrants to and agrees with the Company, as of the date hereof and as of the Closing Date, as applicable, that:

            (i) if such Underwriter has provided any Collateral Term Sheets to potential investors in the Offered Securities prior to the date hereof and if the filing of such materials with the Commission is a condition of the relief granted in the PSA Letter, then in each such case such Underwriter delivered four copies of such materials to counsel for the Company on behalf of the Company at the address specified in Section 13 hereof and one copy of such materials to the Company no later than 10:30 a.m., New York City time, on the first business day following the date on which such materials were initially provided to a potential investor;

            (ii) the Computational Materials (either in original, aggregated or consolidated form) and ABS Term Sheets furnished to the Company pursuant to Section 9(a) or as contemplated in Section 9(b)(i) constitute all of the materials relating to the Offered Securities furnished by such Underwriter (whether in written, electronic or other format) to prospective investors in the Offered Securities prior to the date hereof, except for any preliminary prospectus with respect to the Offered Securities and any Computational Materials and ABS Term Sheets with respect to the Offered Securities which are not required to be filed with the Commission in accordance with the No-Action Letters, and all Computational Materials and ABS Term Sheets provided by such Underwriter to potential investors in the Offered Securities comply with the requirements of the No-Action Letters;

            (iii) on the respective dates any such Computational Materials and/or ABS Term Sheets with respect to the Offered Securities referred to in Section 9(b)(ii) were last furnished by such Underwriter to each prospective investor, on the date of delivery thereof to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, such Computational Materials and/or ABS Term Sheets did not and will not include any untrue statement of a material fact, or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (iv) at the time any Computational Materials or ABS Term Sheets with respect to the Offered Securities were furnished to a prospective investor and on the date hereof, the Underwriters possessed, and on the date of delivery of such materials to the Company pursuant to or as contemplated by this Section 9 and on the Closing Date, the Underwriters will possess, the capability, knowledge, expertise, resources and systems of internal control necessary to ensure that such Computational Materials and/or ABS Term Sheets conform to the representations and warranties of the Underwriters contained in subparagraphs (ii) and (iii) above of this paragraph (b);

            (v) all Computational Materials and ABS Term Sheets with respect to the Offered Securities furnished by such Underwriter to potential investors contained and will contain a legend, prominently displayed on the first page thereof, to the effect that the Company has not prepared, reviewed or participated in the preparation of such Computational Materials or ABS Term Sheets, is not responsible for the accuracy thereof and has not authorized the dissemination thereof;

            (vi) all Collateral Term Sheets with respect to the Offered Securities furnished by such Underwriter to potential investors contained and will contain a legend, prominently displayed on the first page thereof, indicating that the information contained therein will be superseded by the description of the Mortgage Loans contained in the Prospectus and, except in the case of the initial Collateral Term Sheet, that such information supersedes the information in all prior Collateral Term Sheets; and

            (vii) on and after the date hereof, such Underwriter shall not deliver or authorize the delivery of any Computational Materials, ABS Term Sheets or other materials relating to the Offered Securities (whether in written, electronic or other format) to any potential investor unless such potential investor has received a Prospectus prior to or at the same time as the delivery of such Computational Materials, ABS Term Sheets or other materials.

            Notwithstanding the foregoing, the Underwriters make no representation or warranty as to whether any Computational Materials or ABS Term Sheets with respect to the Offered Securities included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

            (c) The Underwriters acknowledge and agree that the Company has not authorized and will not authorize the distribution of any Computational Materials or ABS Term Sheets with respect to the Offered Securities to any prospective investor, and agree that any such Computational Materials and/or ABS Term Sheets furnished to prospective investors shall include a disclaimer in the form set forth in paragraph (b)(v) above. The Underwriters agree that they will not represent to potential investors that any Computational Materials and/or ABS Term Sheets with respect to the Offered Securities were prepared or disseminated on behalf of the Company.

            (d) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Securities Act, it shall be necessary in the opinion of the Underwriters or their counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriters pursuant to or as contemplated by this Section 9 or the omission to state a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Securities Act or the rules thereunder, the Underwriters, at their expense, promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Securities that received such information being amended or supplemented. Each Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the Prospectus, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriters to the Company pursuant to this paragraph (d)) or (ii) such filing is not required under the Securities Act. Notwithstanding the foregoing, none of the Underwriters makes any representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Offered Securities included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

            (e) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Securities Act, it shall be necessary in the opinion of the Company or its counsel to amend or supplement the Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or ABS Term Sheets provided by the Underwriters pursuant to or as contemplated by this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the Prospectus, to be stated therein or necessary to make the statements therein, when read in conjunction with the Prospectus, not misleading, or if it shall be necessary to amend or supplement any Current Report to comply with the Securities Act or the rules thereunder, the Company promptly will notify each Underwriter of the necessity of such amendment or supplement, and the Underwriters, at their expense (such expense to be allocated between them based on the relative fault of the Underwriters) (or, if such amendment or supplement is necessary due to a Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error), at the expense of the Company), shall prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and shall distribute such amendment or supplement to each prospective investor in the Offered Securities that received such information being amended or supplemented. Notwithstanding the foregoing, none of the Underwriters makes any representation or warranty as to whether any such amendment or supplement of Computational Materials or ABS Term Sheets with respect to the Offered Securities included or will include any untrue statement resulting directly from any Collateral Error (except any Corrected Collateral Error, with respect to materials prepared after the receipt by the Underwriters from the Company of notice of such Corrected Collateral Error or materials superseding or correcting such Corrected Collateral Error).

            (f) The Underwriters (at their own expense) further agree to provide to the Company any accountants' letters obtained relating to the Computational Materials and/or ABS Term Sheets, which accountants' letters shall be addressed to the Company or shall state that the Company may rely thereon; provided that the Underwriters shall have no obligation to procure any such letter.

            10. Substitution of Underwriters. (a) If any Underwriter shall fail to take up and pay for the amount of the Offered Securities agreed by such Underwriter to be purchased under this Agreement, upon tender of such Offered Securities in accordance with the terms hereof, and the amount of the Offered Securities not purchased does not aggregate more than 10% of the total amount of the Offered Securities set forth in Schedule I hereof, the remaining Underwriters shall be obligated to take up and pay for the Offered Securities that the withdrawing or defaulting Underwriter agreed but failed to purchase.

            (b) If any Underwriter shall fail to take up and pay for the amount of the Offered Securities agreed by such Underwriter to be purchased under this Agreement (such Underwriter being a "Defaulting Underwriter"), upon tender of such Offered Securities in accordance with the terms hereof and thereof, and the amount of the Offered Securities not purchased aggregates more than 10% of the total amount of the Offered Securities set forth in Schedule I hereto, and arrangements satisfactory to the remaining Underwriters [and the][, the] Company [and the Issuer] for the purchase of such Securities by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination [the Company shall not] [neither the Company nor the Issuer shall] be under any liability to any Underwriter (except to the extent provided in [Section 5(g) and] Section 8 hereof) nor shall any Underwriter (other than a Defaulting Underwriter ) be under any liability to the Company (except to the extent provided in Sections 8 and 9 hereof) [or the Issuer]. Nothing herein shall be deemed to relieve any Defaulting Underwriter from any liability it may have to the Company [, the Issuer] or any other Underwriter by reason of its failure to take up and pay for Offered Securities as agreed by such Defaulting Underwriter.

            11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters by notice given to the Company [and the Issuer] prior to delivery of and payment for all Offered Securities if [(i) trading in securities of the Company [Issuer] or any affiliate on the New York Stock Exchange shall have been suspended or limited, or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by either federal or New York State authorities,] or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters after consultation with the Company, impractical to market the Offered Securities.

            12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and/or other statements of the Company [and the Issuer] or

[its] [their] officers and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter [or][,] the Company [or the Issuer] or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Offered Securities. The provisions of Sections 7, 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

            13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to them at the addresses set forth on Schedule I hereto; or, if sent to the Company will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to it at [__________________], Attention: [______], with a copy to Sidley & Austin, 875 Third Avenue, New York, New York 10022, Attention: William
J. Cullen, Esq. [; or, if sent to the Issuer, will be mailed, delivered or either telegraphed or transmitted by telecopier and confirmed to it at [______________________], Attention [__________________], with a copy to Sidley
& Austin, 875 Third Avenue, New York, New York 10022, Attention: William J. Cullen, Esq.]

            14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder.

            15. Applicable Law; Counterparts. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company [, the Issuer] and the several Underwriters.

                                    Very truly yours,

                                    CRIIMI MAE CMBS CORP.


                                    By:
                                    Name:
                                    Title:

                                    [CRIIMI MAE COMMERCIAL MORTGAGE
                                         TRUST [I]


                                    By:
                                       -----------------------------------------
                                       Not in its individual capacity but solely
                                       as Owner Trustee

                                    By:
                                    Name:
                                    Title:]

Accepted at New York, New York
as of the date first written
above.

[NAME OF LEAD UNDERWRITER]


By:
Name:
Title:

                                   SCHEDULE I

                                    [Bond] Principal or Notional
                                    Amount of  relevant
Underwriter                         Class of Offered
(and address)     Class             Securities to be Purchased
-------------     -----             --------------------------

                                   SCHEDULE II

Registration Statement No.
Basic Prospectus dated         ___________,  19__
Prospectus Supplement dated    ___________,  19__

Title of Securities:           [Mortgage Pass-Through
                               Certificates] [Collateralized Mortgage
                               Obligations] Series ____.

Cut-off Date:                  __________, 19__

Closing:                       ___________  [A.M. P.M.]  __________, 19__
                               at the offices of
                               Sidley & Austin
                               875 Third Avenue
                               New York, New York 10022

Manner of payment of Security Purchase Price:

Office for delivery of non-book entry Offered Securities:

Office for payment for Offered Securities or wire transfer information:

Office for checking non-book entry Offered Securities:

                    Initial Aggregate [Bond] Principal
                   (or in the case of Class __, Notional)
Class Designation           Amount of Class (1)            Initial [Pass-Through][Interest] Rate   Purchase Price(2)   Rating(3)
-----------------          ---------------------           -------------------------------------   -----------------   ---------
                                     $                                       %                             %
                                     $                                       %                             %
                                     $                                       %                             %
                                     $                                       %                             %
                                     $                                       %                             %
                                     $                                       %                             %
                                     $                                       %                             %
                                     $                                       %                             %
                                     $                                       %                             %

----------

(1)   Subject to a variance of plus or minus ___%
(2) Expressed as a percentage of the aggregate stated or notional amount, as applicable, of the relevant class of Offered Securities to be purchased. The purchase price for each class of the Offered Securities will include accrued interest at the initial [Pass-Through] [Interest] Rate therefor on the aggregate stated or notional amount, as applicable, thereof to be purchased from the Cut-off Date to but not including the Closing Date.

(3)   By each of _______________________ and ____________________.